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                                                                    EXHIBIT 23.2











                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 333-36881 and 333-32045) of our reports dated April 7, 1997 on our audits of the consolidated financial statements and consolidated financial statement schedules of PICO Holdings, Inc.


                            COOPERS & LYBRAND, L.L.P.


San Diego, California
April 29, 1998




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